EXHIBIT 6

                                            May 5, 1997




Morgan Stanley & Co. Incorporated
Salomon Brothers Inc
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036


Dear Sirs:

     The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley") and Salomon Brothers Inc ("Salomon Brothers"), as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Textron Inc., a Delaware corporation (the "Selling Stockholder") and Provident Companies, Inc., a Delaware corporation (the "Company") providing for the public offering (the "Public Offering") by the several Underwriters, including Morgan Stanley and Salomon Brothers (the "Underwriters"), of 5,917,500 shares (the "Shares") of the Common Stock, $1.00 par value per share of the Company (the "Common Stock"). The number of shares of Common Stock beneficially owned by the undersigned as of May 31, 1996, is as set forth opposite his name on Schedule I to the Registration Rights Agreement, dated May 31, 1996, between certain stockholders of the Company and the Company.

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (provided that such shares or securities are either now owned by the undersigned or are hereafter acquired prior to or in connection with the Public Offering), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, that the undersigned may dispose of any shares of Common Stock or securities convertible into or exercisable for shares of Common Stock (A) pursuant to a bona fide gift between or among family members or the estate of the undersigned (including, without limitation, any transfer by the undersigned to or among any trust, foundation, custodial or other similar accounts or funds in which the undersigned or other member of his family serves as trustee or custodian or in a similar fiduciary capacity or to a trust created by the undersigned which has a member of his immediate family as a beneficiary) and (B) pursuant to any transfer to any organization, which transfer qualifies for the federal income tax charitable deduction at the time of such transfer; provided further, that in the case of clauses (A) and (B)

Morgan Stanley & Co. Incorporated                                            -2-
Salomon Brothers Inc



above, the transferee is then bound by or agrees to be bound by the restrictions described in this paragraph from the date of such transfer until the expiration of the 90-day period described above. The foregoing sentence shall not apply to the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company and the Underwriters.

                                            Very truly yours,



                                            /s/Hugh O. Maclellan, Jr.
                                            -------------------------
                                            Hugh O. Maclellan, Jr.



                                            /s/Kathrina H. Maclellan
                                            ------------------------
                                            Kathrina H. Maclellan



                                            /s/Charlotte M. Heffner
                                            -----------------------
                                            Charlotte M. Heffner

[Note: Certain signature pages not containing Mrs. Heffner's signature have been omitted from this filing.]

                                                                           LUA-2



                                       THE R.J. MACLELLAN TRUST FOR THE
                                       R.L. MACLELLAN FAMILY (#2151)



                                       By/s/Kathrina H. Maclellan
                                       -------------------------
                                           Name:     Kathrina H. Maclellan
                                           Title:    Trustee


                                       By/s/Robert H. Maclellan
                                       ------------------------
                                           Name:     Robert H. Maclellan
                                           Title:    Trustee


                                       By SunTrust Bank, Chattanooga N.A.
                                          Trustee

                                         By/s/Richard Stewart
                                         --------------------
                                             Name:     Richard Stewart
                                             Title:    V.P. & Sr. Trust Officer


                                       By/s/Dudley Porter, Jr.
                                       -----------------------
                                           Name:     Dudley Porter, Jr.
                                           Title:    Trustee

                                                                           LUA-3


                                        THE R.J. MACLELLAN TRUST FOR THE
                                        R.L. MACLELLAN FAMILY TRUST
                                        (#215109)



                                        By/s/Kathrina H. Maclellan
                                        --------------------------
                                             Name:      Kathrina H. Maclellan
                                             Title:     Trustee


                                        By/s/Robert H. Maclellan
                                        ------------------------
                                            Name:      Robert H. Maclellan
                                            Title:     Trustee


                                        By SunTrust Bank, Chattanooga N.A.,
                                           Trustee

                                          By/s/Richard Stewart
                                          --------------------
                                              Name:    Richard Stewart
                                              Title:   V.P. & Sr. Trust Officer


                                        By/s/Dudley Porter, Jr.
                                        -----------------------
                                            Name:     Dudley Porter, Jr.
                                            Title:    Trustee

                                                                           LUA-4


                                       THE R.J. MACLELLAN TRUST FOR THE
                                       HUGH O. MACLELLAN, SR. FAMILY
                                       (#2152)


                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:      Hugh O. Maclellan, Jr.
                                           Title:     Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:    Richard Stewart
                                               Title:   V.P. & Sr. Trust Officer


                                       By/s/Thomas H. McCallie, III
                                       ----------------------------
                                           Name:      Thomas H. McCallie, III
                                           Title:     Trustee

                                                                           LUA-5


                                       THE R.J. MACLELLAN TRUST FOR THE
                                       H.O. MACLELLAN, SR. FAMILY (#215209)



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:      Hugh O. Maclellan, Jr.
                                           Title:     Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:    Richard Stewart
                                               Title:   V.P. & Sr. Trust Officer


                                       By/s/Thomas H. McCallie, III
                                       ----------------------------
                                           Name:      Thomas H. McCallie, III
                                           Title:     Trustee

                                                                           LUA-6


                                       THE CORA L. MACLELLAN TRUST FOR
                                       THE R.L. MACLELLAN FAMILY (#2155)



                                       By/s/Kathrina H. Maclellan
                                       --------------------------
                                           Name:      Kathrina H. Maclellan
                                           Title:     Trustee


                                       By/s/Robert H. Maclellan
                                       ------------------------
                                           Name:      Robert H. Maclellan
                                           Title:     Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:    Richard Stewart
                                               Title:   V.P. & Sr. Trust Officer


                                       By/s/Dudley Porter, Jr.
                                       -----------------------
                                           Name:  Dudley Porter, Jr.
                                           Title: Trustee

                                                                           LUA-7


                                       THE CORA L. MACLELLAN TRUST FOR
                                       THE R.L. MACLELLAN FAMILY (#215509)



                                       By/s/Kathrina H. Maclellan
                                       --------------------------
                                           Name:      Kathrina H. Maclellan
                                           Title:     Trustee


                                       By/s/Robert H. Maclellan
                                       ------------------------
                                           Name:      Robert H. Maclellan
                                           Title:     Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:    Richard Stewart
                                               Title:   V.P. & Sr. Trust Officer


                                       By/s/Dudley Porter, Jr.
                                       -----------------------
                                           Name:   Dudley Porter, Jr.
                                           Title:  Trustee

                                                                           LUA-8


                                       THE CORA L. MACLELLAN TRUST FOR
                                       THE HUGH O. MACLELLAN, SR. FAMILY
                                       (#2156)



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:      Hugh O. Maclellan, Jr.
                                           Title:     Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:    Richard Stewart
                                               Title:   V.P. & Sr. Trust Officer


                                       By/s/Thomas H. McCallie, III
                                       ----------------------------
                                           Name:      Thomas H. McCallie, III
                                           Title:     Trustee

                                                                           LUA-9


                                       THE CORA L. MACLELLAN TRUST FOR
                                       THE H.O. MACLELLAN, SR. FAMILY
                                       (#215609)



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:      Hugh O. Maclellan, Jr.
                                           Title:     Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:    Richard Stewart
                                               Title:   V.P. & Sr. Trust Officer


                                       By/s/Thomas H. McCallie, III
                                       ----------------------------
                                           Name:      Thomas H. McCallie, III
                                           Title:     Trustee

                                                                          LUA-10


                                        THE R.J. MACLELLAN TRUST FOR THE
                                        MACLELLAN FOUNDATION, INC. (#2150)



                                        By/s/Kathrina H. Maclellan
                                        --------------------------
                                            Name:      Kathrina H. Maclellan
                                            Title:     Trustee


                                        By/s/Hugh O. Maclellan, Jr.
                                        ---------------------------
                                            Name:      Hugh O. Maclellan, Jr.
                                            Title:     Trustee


                                        By SunTrust Bank, Chattanooga N.A.,
                                           Trustee

                                            By/s/R.A. Duke, Jr.
                                            -------------------
                                                Name:      R.A. Duke, Jr.
                                                Title:     President


                                        By/s/Dudley Porter, Jr.
                                        -----------------------
                                            Name:   Dudley Porter, Jr.
                                            Title:  Trustee

                                                                          LUA-11


                                       THE MACLELLAN FOUNDATION

                                       By/s/Kathrina H. Maclellan
                                       --------------------------
                                           Name:      Kathrina H. Maclellan
                                           Title:     Trustee

                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:      Hugh O. Maclellan, Jr.
                                           Title:     Trustee

                                       By/s/Frank A. Brock
                                       -------------------
                                           Name:      Frank A. Brock
                                           Title:     Trustee

                                       By/s/G. Richard Hostetter
                                       -------------------------
                                           Name:      G. Richard Hostetter
                                           Title:     Trustee

                                       By/s/Robert H. Maclellan
                                       ------------------------
                                           Name:      Robert H. Maclellan
                                           Title:     Trustee

                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee

                                       By/s/Ronald W. Blue
                                       -------------------
                                           Name:      Ronald W. Blue
                                           Title:     Trustee

                                       By/s/A.S. (Pat) MacMillan
                                       -------------------------
                                           Name:      A.S. (Pat) MacMillan
                                           Title:     Trustee

                                                                          LUA-12


                                       CHRISTIAN EDUCATION CHARITABLE
                                       TRUST

                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:      Hugh O. Maclellan, Jr.
                                           Title:     Trustee


                                       THE HUGH AND CHARLOTTE
                                       MACLELLAN CHARITABLE TRUST

                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:      Hugh O. Maclellan, Jr.
                                           Title:     Trustee

                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee

                                       By/s/Henry A. Henegar
                                       ---------------------
                                           Name:      Henry A. Henegar
                                           Title:     Trustee

                                       By/s/Lee S. Anderson
                                       --------------------
                                           Name:      Lee S. Anderson
                                           Title:     Trustee

                                       By/s/Frank A. Brock
                                       -------------------
                                           Name:      Frank A. Brock
                                           Title:     Trustee

                                       By/s/John C. Stophel
                                       --------------------
                                           Name:      John C. Stophel
                                           Title:     Trustee

                                                                          LUA-14


                                      ESTATE OF HUGH O. MACLELLAN, SR.



                                      By/s/Hugh O. Maclellan, Jr.
                                      ---------------------------
                                          Name:      Hugh O. Maclellan, Jr.
                                          Title:     Executor


                                      By/s/Charlotte M. Heffner
                                      -------------------------
                                          Name:      Charlotte M. Heffner
                                          Title:     Executor


                                      By/s/A.S. (Pat) MacMillan
                                      -------------------------
                                          Name:      A.S. (Pat) MacMillan
                                          Title:     Executor




                                      /s/Hugh O. Maclellan, Jr.
                                      -------------------------
                                      Charlotte F. Maclellan
                                      By Hugh O. Maclellan, Jr.,
                                         Attorney-in-fact

                                                                          LUA-15


                                       TRUST OF C.F. MACLELLAN DATED 6/2/52
                                       FOR THE PRIMARY BENEFIT OF
                                       CHARLOTTE M. HEFFNER



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:      Hugh O. Maclellan, Jr.
                                           Title:     Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee


                                       By U.S. Trust Company of Florida,
                                          Trustee

                                           By/s/Howard E.N. Wilson
                                           -----------------------
                                               Name:     Howard E.N. Wilson
                                               Title:    Regional Vice President

                                       TRUST OF C.F. MACLELLAN DATED 6/2/52
                                       FOR H.O. MACLELLAN, JR.



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:      Hugh O. Maclellan, Jr.
                                           Title:     Trustee



                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee

                                                                          LUA-16


                                       TRUST OF H.O. MACLELLAN, SR. FOR
                                       THE BENEFIT OF GREAT
                                       GRANDCHILDREN



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:      Hugh O. Maclellan, Jr.
                                           Title:     Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee

                                                                          LUA-23


                                       CHARITABLE INCOME (LEAD) TRUST U/A
                                       HUGH O. MACLELLAN, SR. DATED
                                       12/31/76 FOR THE BENEFIT OF
                                       CHRISTOPHER H. MACLELLAN



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:      Hugh O. Maclellan, Jr.
                                           Title:     Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee


                                       By/s/Lee S. Anderson
                                       --------------------
                                           Name:      Lee S. Anderson
                                           Title:     Trustee


                                       By/s/John C. Stophel
                                       --------------------
                                           Name:      John C. Stophel
                                           Title:     Trustee

                                                                          LUA-24


                                       CHARITABLE INCOME (LEAD) TRUST U/A
                                       H.O. MACLELLAN, SR. DATED 12/31/76
                                       FOR THE BENEFIT OF CATHERINE H.
                                       MACLELLAN



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:      Hugh O. Maclellan, Jr.
                                           Title:     Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee


                                       By/s/Lee S. Anderson
                                       --------------------
                                           Name:      Lee S. Anderson
                                           Title:     Trustee


                                       By/s/John C. Stophel
                                       --------------------
                                           Name:      John C. Stophel
                                           Title:     Trustee

                                                                          LUA-25


                                       CHARITABLE INCOME (LEAD) TRUST U/A
                                       H.O. MACLELLAN, SR. DATED 12/31/76
                                       FOR THE BENEFIT OF DANIEL O.
                                       MACLELLAN



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:      Hugh O. Maclellan, Jr.
                                           Title:     Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee


                                       By/s/Lee S. Anderson
                                       --------------------
                                           Name:      Lee S. Anderson
                                           Title:     Trustee


                                       By/s/John C. Stophel
                                       --------------------
                                           Name:      John C. Stophel
                                           Title:     Trustee

                                                                          LUA-26


                                       CHARITABLE INCOME (LEAD) TR U/A
                                       H.O. MACLELLAN, SR. DATED 12/31/76
                                       FOR THE BENEFIT OF ELIZABETH
                                       MACLELLAN



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:      Hugh O. Maclellan, Jr.
                                           Title:     Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee


                                       By/s/Lee S. Anderson
                                       --------------------
                                           Name:      Lee S. Anderson
                                           Title:     Trustee


                                       By/s/John C. Stophel
                                       --------------------
                                           Name:      John C. Stophel
                                           Title:     Trustee

                                                                          LUA-27


                                       H.O. MACLELLAN SENIOR TRUST DATED
                                       9/8/72 FOR THE BENEFIT OF RICHARD L.
                                       HEFFNER, JR.



                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:    Richard Stewart
                                               Title:   V.P. & Sr. Trust Officer


                                       H.O. MACLELLAN SENIOR TRUST DATED
                                       9/8/72 FOR THE BENEFIT OF THOMAS M.
                                       HEFFNER



                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:    Richard Stewart
                                               Title:   V.P. & Sr. Trust Officer

                                                                          LUA-28


                                       CHARITABLE INCOME (LEAD) TRUST U/A
                                       H.O. MACLELLAN SENIOR TRUST DATED
                                       12/31/76 FOR THE BENEFIT OF
                                       RICHARD L. HEFFNER, JR.



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:      Hugh O. Maclellan, Jr.
                                           Title:     Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee


                                       By/s/Lee S. Anderson
                                       --------------------
                                           Name:      Lee S. Anderson
                                           Title:     Trustee


                                       By/s/John C. Stophel
                                       --------------------
                                           Name:      John C. Stophel
                                           Title:     Trustee

                                                                          LUA-29


                                       CHARITABLE INCOME (LEAD) TRUST U/A
                                       H.O. MACLELLAN SENIOR DATED 12/31/76
                                       FOR THE BENEFIT OF THOMAS
                                       MACLELLAN HEFFNER



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:      Hugh O. Maclellan, Jr.
                                           Title:     Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee


                                       By/s/Lee S. Anderson
                                       --------------------
                                           Name:      Lee S. Anderson
                                           Title:     Trustee


                                       By/s/John C. Stophel
                                       --------------------
                                           Name:      John C. Stophel
                                           Title:     Trustee

                                                                          LUA-30

                                       TRUST U/A H.O. MACLELLAN SENIOR
                                       DATED 12/9/48 FOR THE BENEFIT
                                       OF CHARLOTTE M. HEFFNER



                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:    Richard Stewart
                                               Title:   V.P. & Sr. Trust Officer


                                       CHARLOTTE M. HEFFNER AND RICHARD
                                       L. HEFFNER, SR. TRUSTEES FOR THE
                                       BENEFIT OF RICHARD L. HEFFNER, SR.
                                       DATED 1/26/96


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:      Charlotte M. Heffner
                                           Title:     Trustee


                                       By/s/Richard L. Heffner, Sr.
                                       ----------------------------
                                           Name:      Richard L. Heffner, Sr.
                                           Title:     Trustee